Organizational Structure and Nature of Operations	6 Months Ended
Mar. 31, 2012
Organizational Structure and Nature of Operations [Abstract]
Organizational Structure and Nature of Operations
Note 1 — Organizational Structure and Nature of Operations

Malvern Federal Bancorp, Inc. (the "Company") and its subsidiaries, Malvern Federal Holdings, Inc., a Delaware investment company, and Malvern Federal Savings Bank (the "Bank") and the Bank's subsidiaries, Strategic Asset Management Group, Inc. ("SAMG") and Malvern Federal Investments, Inc., a Delaware investment company, provide various banking services, primarily accepting deposits and originating residential and commercial mortgage loans, consumer loans and other loans through the Bank's eight full-service branches in Chester and Delaware Counties, Pennsylvania. SAMG owns 50% of Malvern Insurance Associates, LLC. Malvern Insurance Associates, LLC offers a full line of business and personal lines of insurance products. As of March 31, 2012, September 30, 2011 and September 30, 2010, SAMG's total assets were $42,000 (unaudited), $42,000 and $35,000, respectively. There was no income (unaudited) reported for SAMG for the six months ended March 31, 2012. The net income of SAMG for the six months ended March 31, 2011 was $6,500 (unaudited). The net income of SAMG for the year ended September 30, 2011 was $8,000. There was no income reported for SAMG for the year ended September 30, 2010. The net loss of SAMG for the year ended September 30, 2009 was $17,000. The Company is subject to competition from various other financial institutions and financial services companies. The Company is also subject to the regulations of certain federal agencies and, therefore, undergoes periodic examinations by those regulatory agencies.

In 2008, Malvern Federal Savings Bank ("Malvern Federal Savings" or the "Bank") completed its reorganization to the mutual holding company form of organization and formed Malvern Federal Bancorp, Inc. (the "Company") to serve as the stock holding company for the Bank. In connection with the reorganization, the Company sold 2,645,575 shares of its common stock to certain members of the Bank and the public at a purchase price of $10.00 per share. In addition, the Company issued 3,383,875 shares, or 55% of the then outstanding shares, of its common stock to Malvern Federal Mutual Holding Company, a federally chartered mutual holding company (the "Mutual Holding Company"), and contributed 123,050 shares (with a value of $1.2 million), or 2.0% of the then outstanding shares, to the Malvern Federal Charitable Foundation, a newly created Delaware charitable foundation. In addition to the shares of Malvern Federal Bancorp, Inc. which it owns, Malvern Federal Mutual Holding Company was capitalized with $100,000 in cash. The offering resulted in approximately $26.0 million in net proceeds. An Employee Stock Ownership Plan ("ESOP") was established which borrowed approximately $2.6 million from Malvern Federal Bancorp, Inc. to purchase 241,178 shares of common stock. Principal and interest payments of the loan are being made quarterly over a term of 18 years at a fixed interest rate of 5.0%.

In accordance with the subsequent events topic of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification (the "Codification" or the "ASC"), the Company evaluates events and transactions that occur after the statement of financial condition date for potential recognition and disclosure in the consolidated financial statements. The effect of all subsequent events that provide additional evidence of conditions that existed at the balance sheet date are recognized in the unaudited consolidated financial statements as of March 31, 2012.